ServiceNow Reports First Quarter 2023 Financial Results

•ServiceNow exceeds guidance across all Q1 2023 topline growth and profitability metrics; raises 2023 subscription revenues guidance
•Subscription revenues of $2,024 million in Q1 2023, representing 24% year-over-year growth, 27% adjusted for constant currency
•Total revenues of $2,096 million in Q1 2023, representing 22% year-over-year growth, 24.5% adjusted for constant currency
•Current remaining performance obligations (“cRPO”) of $7.01 billion as of Q1 2023, representing 23% year-over-year growth, 25% adjusted for constant currency
•66 transactions over $1 million in net new ACV in Q1 2023, up 27% year over year

SANTA CLARA, Calif. - April 26, 2023 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its first quarter ended March 31, 2023, with subscription revenues of $2,024 million in Q1 2023, representing 24% year-over-year growth, 27% adjusted for constant currency.

“Once again, ServiceNow delivered a powerful combination of growth and profitability,” said ServiceNow Chairman and CEO Bill McDermott. “C-level decision makers are actively making enterprise platform investments that deliver significant business impact. Whether it’s cost-takeout or innovation to drive growth, ServiceNow is the intelligent platform for end-to-end digital transformation.”

As of March 31, 2023, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $7.01 billion, representing 23% year-over-year growth and 25% adjusted for constant currency. The company now has 1,682 total customers with more than $1 million in annual contract value, representing 20% year-over-year growth in customers.

“The consistency of our strong results exemplifies the strength of our platform and our people,” said ServiceNow CFO Gina Mastantuono. “In Q1 we saw resilient demand as ServiceNow delivers the productivity improvements enterprises are looking for in the current macro environment. We remain laser focused on balancing innovation and new business growth with cost management and profitability, as we continue on the path to becoming the defining enterprise software company of the 21st century.”

Recent Business Highlights

•During the quarter, ServiceNow launched a major platform expansion with the Utah release. The latest version of the intelligent, end-to-end platform for digital transformation includes new features such as AI-powered process mining with robotic process automation (RPA) capabilities, additional search enhancements, expanded Workforce Optimization, and Health and Safety Incident Management.
•ServiceNow also expanded its telco industry expertise with a new global Telecommunications Network Inventory product developed in partnership with AT&T. The solution helps communications service providers manage 5G and fiber networks around the world.
•In addition, ServiceNow announced notable customer relationships. UNHCR, the UN Refugee Agency, partnered with ServiceNow, BT, and Thirdera to set up a new regional call center for refugees fleeing Ukraine to access protection and support services. And NASCAR expanded its use of ServiceNow in its mission to become the most technologically advanced sports entertainment company.
•ServiceNow continues to add to its world-class leadership team, today announcing that Deborah Black, VP of engineering at Netflix, will join the company’s Board of Directors. ServiceNow also strengthened its executive team in EMEA by promoting Cathy Mauzaize to president, EMEA; welcoming Fabio Spoletini as VP, EMEA South; and promoting Ulrik Nehammer to chairman, international. Earlier in the quarter, ServiceNow welcomed Dr. Raj Iyer, former CIO of the U.S. Army, to lead ServiceNow’s global public sector business. Together, these leaders add to ServiceNow’s impressive executive team.

First Quarter 2023 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the first quarter 2023:

	First Quarter 2023 GAAP Results		First Quarter 2023 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(3)	Year/Year Growth (%)
Subscription revenues	$2,024	24%	$2,068	27%
Professional services and other revenues	$72	(21%)	$74	(18.5%)
Total revenues	$2,096	22%	$2,142	24.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(3)	Year/Year Growth (%)
cRPO	$7.01	23%	$7.13	25%
RPO	$14.0	22%	$14.2	24%

	Amount ($ millions)	Margin (%)	Amount ($ millions) (2)	Margin (%) (2)
Subscription gross profit	$1,670	83%	$1,734	86%
Professional services and other gross profit (loss)	($12)	(17%)	$2	4%
Total gross profit	$1,658	79%	$1,736	83%
Income from operations	$144	7%	$552	26%
Net cash provided by operating activities	$902	43%
Free cash flow			$737	35%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions) (2)	Earnings per Basic/Diluted Share ($) (2)
Net income	$150	$0.74 / $0.73	$483	$2.38 / $2.37

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(3)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted only for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are adjusted only for constant currency to provide better visibility into the underlying business trends.

The following table summarizes our guidance for the second quarter 2023:

	Second Quarter 2023 GAAP Guidance		Second Quarter 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(3)	Year/Year Growth (%)(3)	Constant Currency Year/Year Growth (%)
Subscription revenues	$2,040 - $2,045	23% - 23.5%	23.5% - 24%

cRPO		23%	22.5%

			Margin (%) (2)
Income from operations			23%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		205

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(3)Guidance for GAAP subscription revenues and GAAP subscription revenue and cRPO growth rate is based on the 31-day average of foreign exchange rates for March 2023 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2023:

	Full-Year 2023 GAAP Guidance		Full-Year 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(3)	Year/Year Growth (%)(3)	Constant Currency Year/Year Growth (%)
Subscription revenues	$8,470 - $8,520	23% - 23.5%	23% - 23.5%

			Margin (%) (2)
Subscription gross profit			84%
Income from operations			26%
Free cash flow			30%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		206

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(3)GAAP subscription revenues and related growth rate for the future quarters included in our full-year 2023 guidance are based on the 31-day average of foreign exchange rates for March 2023 for entities reporting in currencies other than U.S. Dollars.

Note: Numbers are rounded for presentation purposes and may not foot.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on April 26, 2023. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789-2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/147597918

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at https://www.servicenow.com/company/investor-relations.html.

Financial Analyst Day

ServiceNow will host its Financial Analyst Day 2023 on Tuesday, May 16, 2023. This half‑day program will feature presentations by ServiceNow executives who will provide updates on the company’s strategy, product roadmap, financials, and customer momentum. A webcast will also be available the day of the event at https://www.servicenow.com/company/investor-relations.html.

Event Details: May 16, 2023, from 1:30 pm ‑ 4:30 pm Pacific Time

Statement Regarding Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q1 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.89 Euros and 1 USD to 0.75 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q1 2023, the average exchange rates in effect for our major currencies were 1 USD to 0.93 Euros and 1 USD to 0.82 GBP). Guidance for related growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q1 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.90 Euros and 1 USD to 0.76 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q1 2023, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.92 Euros and 1 USD to 0.81 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results for gross profit, income from operations, net income, net income per share and free cash flow.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include, among others, experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of existing, new and improved products and services; our ability to expand and maintain our partnerships and partner programs, including expected market opportunity from such relationships; global economic conditions; fluctuations in the value of foreign currencies relative to the U.S. Dollar; fluctuations in interest rates; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine and bank failures on macroeconomic conditions; inflation; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2022, our Form 10-Q that will be filed for the quarter ended March 31, 2023 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2023 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Johnna Hoff
408.250.8644
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Revenues:
Subscription	$2,024	$1,631
Professional services and other	72	91
Total revenues	2,096	1,722
Cost of revenues (1):
Subscription	354	275
Professional services and other	84	94
Total cost of revenues	438	369
Gross profit	1,658	1,353
Operating expenses (1):
Sales and marketing	823	673
Research and development	492	414
General and administrative	199	179
Total operating expenses	1,514	1,266
Income from operations	144	87
Interest income	60	6
Other expense, net	(16)	(8)
Income before income taxes	188	85
Provision for income taxes	38	10
Net income	$150	$75
Net income per share - basic	$0.74	$0.38
Net income per share - diluted	$0.73	$0.37
Weighted-average shares used to compute net income per share - basic	203	200
Weighted-average shares used to compute net income per share - diluted	204	203

(1)Includes stock-based compensation as follows:

	Three Months Ended
	March 31, 2023	March 31, 2022
Cost of revenues:
Subscription	$46	$36
Professional services and other	14	16
Operating expenses:
Sales and marketing	126	105
Research and development	135	115
General and administrative	60	53

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	March 31, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,852	$1,470
Short-term investments	3,062	2,810
Accounts receivable, net	1,109	1,725
Current portion of deferred commissions	392	369
Prepaid expenses and other current assets	319	280
Total current assets	6,734	6,654
Deferred commissions, less current portion	777	742
Long-term investments	2,239	2,117
Property and equipment, net	1,117	1,053
Operating lease right-of-use assets	682	682
Intangible assets, net	212	232
Goodwill	823	824
Deferred tax assets	640	636
Other assets	390	359
Total assets	$13,614	$13,299
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$228	$274
Accrued expenses and other current liabilities	694	975
Current portion of deferred revenue	4,742	4,660
Current portion of operating lease liabilities	97	96
Total current liabilities	5,761	6,005
Deferred revenue, less current portion	53	70
Operating lease liabilities, less current portion	655	650
Long-term debt, net	1,486	1,486
Other long-term liabilities	59	56
Stockholders’ equity	5,600	5,032
Total liabilities and stockholders’ equity	$13,614	$13,299

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Cash flows from operating activities:
Net income	$150	$75
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	126	101
Amortization of deferred commissions	106	83
Stock-based compensation	381	325
Deferred income taxes	7	(2)
Other	1	15
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	619	562
Deferred commissions	(159)	(137)
Prepaid expenses and other assets	(64)	(46)
Accounts payable	(46)	69
Deferred revenue	40	21
Accrued expenses and other liabilities	(259)	(203)
Net cash provided by operating activities	902	863
Cash flows from investing activities:
Purchases of property and equipment	(165)	(93)
Purchases of investments	(1,222)	(662)
Purchases of non-marketable investments	(30)	(101)
Sales and maturities of investments	880	577
Other	13	(1)
Net cash used in investing activities	(524)	(280)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(6)
Proceeds from employee stock plans	117	105
Taxes paid related to net share settlement of equity awards	(112)	(150)
Net cash provided by (used in) financing activities	5	(51)
Foreign currency effect on cash, cash equivalents and restricted cash	1	(5)
Net change in cash, cash equivalents and restricted cash	384	527
Cash, cash equivalents and restricted cash at beginning of period	1,475	1,732
Cash, cash equivalents and restricted cash at end of period	$1,859	$2,259

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022

Gross profit:
GAAP subscription gross profit	$1,670	$1,356
Stock-based compensation	46	36
Amortization of purchased intangibles	18	18
Non-GAAP subscription gross profit	$1,734	$1,410

GAAP professional services and other gross loss	$(12)	$(3)
Stock-based compensation	14	16
Non-GAAP professional services and other gross profit	$2	$13

GAAP gross profit	$1,658	$1,353
Stock-based compensation	60	52
Amortization of purchased intangibles	18	18
Non-GAAP gross profit	$1,736	$1,423

Gross margin:
GAAP subscription gross margin	83%	83%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	86%	86%

GAAP professional services and other gross margin	(17%)	(3%)
Stock-based compensation as % of professional services and other revenues	20%	18%
Non-GAAP professional services and other gross margin	4%	15%

GAAP gross margin	79%	79%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	83%	83%

Income from operations:
GAAP income from operations	$144	$87
Stock-based compensation	381	325
Amortization of purchased intangibles	20	20
Business combination and other related costs	7	5
Non-GAAP income from operations	$552	$437

Operating margin:
GAAP operating margin	7%	5%
Stock-based compensation as % of total revenues	18%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%
Business combination and other related costs as % of total revenues	—%	—%
Non-GAAP operating margin	26%	25%

	Three Months Ended
	March 31, 2023	March 31, 2022
Net income:
GAAP net income	$150	$75
Stock-based compensation	381	325
Amortization of purchased intangibles	20	20
Business combination and other related costs	7	5
Income tax expense effects related to the above adjustments	(75)	(73)
Non-GAAP net income	$483	$352

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.74	$0.38
GAAP net income per share - diluted	$0.73	$0.37
Non-GAAP net income per share - basic	$2.38	$1.76
Non-GAAP net income per share - diluted	$2.37	$1.73

GAAP weighted-average shares used to compute net income per share - basic	203	200

GAAP and Non-GAAP weighted-average shares used to compute net income per share - diluted	204	203

Free cash flow:
GAAP net cash provided by operating activities	$902	$863
Purchases of property and equipment	(165)	(93)
Non-GAAP free cash flow	$737	$770

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	43%	50%
Purchases of property and equipment as % of total revenues	(8%)	(5%)
Non-GAAP free cash flow margin	35%	45%

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
June 30, 2023

GAAP operating margin	3%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	23%

Twelve Months Ending
December 31, 2023

GAAP subscription gross margin	81%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	84%

GAAP operating margin	7%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	26%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7)%

Business combination and other related costs as % of total revenues	—%

Non-GAAP free cash flow margin	30%

Note: Numbers are rounded for presentation purposes and may not foot.